ANCHOR SERIES TRUST
Money Market Portfolio
(the “Portfolio”)
Supplement to the Prospectus, dated May 1, 2008
Participation in the Extension of the U.S. Department of the Treasury’s Temporary Guarantee Program
for Money Market Funds
On November 24, 2008, the U.S. Department of the Treasury (“Treasury”) announced an extension of the Treasury’s Temporary Guarantee Program for Money Market Funds (the “Program”) until April 30, 2009. On December 2, 2008, the Board of Trustees (the “Board”) of Anchor Series Trust approved the continued participation of the Portfolio in the Program. The Program’s guarantee only applies to shareholders of the Portfolio as of the close of business on September 19, 2008.
Subject to certain conditions and limitations, share amounts held by investors in the Portfolio as of the close of business on September 19, 2008 are guaranteed against loss under the Program in the event the per share net asset value falls below $0.995 (a “Guarantee Event”) and the Portfolio subsequently liquidates. Upon declaration of a Guarantee Event, the Portfolio will be required to suspend redemptions, cease sales, and cease declaration and payment of dividends. The Program guarantee only covers the amount a shareholder held in the Portfolio as of the close of business on September 19, 2008 or the amount a shareholder holds if and when a Guarantee Event occurs, whichever is less. A shareholder who has continuously maintained an account with the Portfolio since September 19, 2008 would receive a payment for each protected share equal to the shortfall between the amount received in the liquidation and $1.00 per share in the case of a Guarantee Event. The Program is subject to an overall limit of approximately $50 billion for all money market funds participating in the Program.
The extension of the Program begins on December 19, 2008 and continues through April 30, 2009. Continued participation in the Program until April 30, 2009 requires an additional payment to the U.S. Department of the Treasury in the amount of 0.015% of the net asset value of the Portfolio as of the close of business on September 19, 2008. The cost to participate in the extension of the Program will be borne by the Portfolio.
The Secretary of the Treasury may elect to extend the Program beyond April 30, 2009 through the close of business on September 18, 2009, although, as of the date of this Supplement, no decision has been made to extend the Program beyond April 30, 2009. If the Program is extended further, the Board will consider whether to continue to participate in the Program. If a Guarantee Event occurs after the Program expires, or, if sooner, after the Portfolio ceases to participate in the Program, neither the Portfolio nor any shareholder will be entitled to any payment under the Program.
More information about the Program is available at http://www.ustreas.gov.
Date: December 5, 2008
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE